UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 6, 2011

Date of Report (Date of earliest event reported)

Kansas City Southern de México, S.A. de C.V.

(formerly known as TFM, S.A. de C.V.)

(Exact Name of Registrant as Specified in Its Charter)

México	333-08322	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Montes Urales 625

Lomas de Chapultepec

11000 México, D.F.

México

(Address of Principal Executive Offices)

+ (5255) 9178-5852

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Placement Agreement

On May 6, 2011, Kansas City Southern de Mexico, S.A. de C.V. (the “Company”) entered into a placement agreement (the “Placement Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc., Banco Bilbao Vizcaya Argenteria, S.A. and Morgan Stanley & Co. Incorporated (collectively, the “Placement Agents”), to sell to the placement agents $200.0 million aggregate principal amount of new senior unsecured notes in a private placement in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Under the Placement Agreement, the Notes are expected to be resold by the Placement Agents to qualified institutional buyers pursuant to Rule 144A under the Securities Act or to non-U.S. persons pursuant to Regulation S under the Securities Act.

The above description of the Placement Agreement is qualified in its entirety by reference to the terms of that agreement attached as Exhibit 10.1 to this Current Report.

Item 8.01	Other Events.

On May 6, 2011, Kansas City Southern, the parent of the Company, issued a news release announcing the pricing by the Company of $200 million in aggregate principal amount of 6 1/8% Senior Notes due 2021 (the “Notes”), issued pursuant to the Placement Agreement. A copy of the news release is attached as Exhibit 99.1 to this Current Report. The Company expects to close on the sale of the Notes on May 20, 1011. This announcement is not an offer to sell the Notes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Placement Agreement, dated May 6, 2011, among Kansas City Southern de México, S.A. de C.V., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc., Banco Bilbao Vizcaya Argenteria, S.A. and Morgan Stanley & Co. Incorporated.

99.1	News Release issued by Kansas City Southern dated May 6, 2011, entitled “KCS Announces Pricing of Senior Notes Offering”.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern de México, S.A. de C.V.

May 12, 2011	By:	/s/ Paul J. Weyandt
Paul J. Weyandt
Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1	Placement Agreement, dated May 6, 2011, among Kansas City Southern de México, S.A. de C.V., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Scotia Capital (USA) Inc., Banco Bilbao Vizcaya Argenteria, S.A. and Morgan Stanley & Co. Incorporated.

99.1	News Release issued by Kansas City Southern dated May 6, 2011, entitled “KCS Announces Pricing of Senior Notes Offering”.